JOINT FILER INFORMATION


Form 4 - Joint Filer Information


NAME:                      Frost Gamma Investments Trust

ADDRESS:                   4400 Biscayne Boulevard
		           15th Floor
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  Cellular Technical Services Company, Inc.(CTSC.OB)

Date of Event Requiring
Statement:                 December 6, 2007







FROST GAMMA INVESTMENTS TRUST

         By:               /s/ Phillip Frost, M.D.
                  --------------------------------------------
                  Phillip Frost, M.D., Trustee